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Exhibit 23.1

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM



We hereby consent to the incorporation by reference in the previously filed Registration Statements of Aethlon Medical, Inc. on Form S-8 (File No. 333-114017 and 333-49896) of our report, dated May 18, 2004 appearing on page F-1 of this Annual Report on Form 10-KSB of Aethlon Medical, Inc. for the year ended March 31, 2004.

                             /S/ Squar, Milner, Reehl & Williamson, LLP


Newport Beach, California
June 29, 2004